                        INVESTORS MARK SERIES FUND, INC.

                          PROSPECTUS DATED MAY 1, 1998

    Investors Mark Series Fund, Inc. (the "Fund") is an open-end management investment company authorized to issue multiple series of shares, each representing a diversified portfolio of investments (individually, a "Portfolio" and collectively, the "Portfolios"). The Fund currently has authorized ten series, nine of which are available hereunder.

    This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. The Fund's shares are currently offered only to insurance companies ("Participating Insurance Companies") to fund benefits under their variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies").

    Please read this Prospectus carefully and retain it for future reference. This Prospectus should be read in conjunction with the prospectuses issued by the Participating Insurance Companies for the VA Contracts and VLI Policies that accompany this Prospectus. Additional information about the Fund and the Portfolios is contained in a Statement of Additional Information ("SAI") which has been filed with the Securities and Exchange Commission (the "SEC") and is available to investors without charge by calling the Fund at 1-888-262-8131. The SAI, as amended from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus. The Securities and Exchange Commission maintains a Web Site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding the Fund.

    This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the securities of the Fund in any jurisdiction in which such sale, offer to sell, or solicitation may not be lawfully made.

    PURCHASERS SHOULD BE AWARE THAT AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. THE BALANCED PORTFOLIO WILL INVEST UP TO 75% OF ITS ASSETS IN LOWER RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS", THAT ENTAIL GREATER RISKS INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING. INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

    LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    SHARES OF THE FUND ARE AVAILABLE AND ARE BEING CURRENTLY OFFERED EXCLUSIVELY AS A POOLED FUNDING VEHICLE FOR LIFE INSURANCE COMPANIES WRITING ALL TYPES OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
  SUMMARY.................................................................     1
  EXPENSE SUMMARY.........................................................     4
  FINANCIAL HIGHLIGHTS....................................................     6
  INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS....................     7
  COMMON TYPES OF SECURITIES AND MANAGEMENT PRACTICES.....................    17
  INVESTMENT RISKS........................................................    26
  OTHER RISKS.............................................................    29
  INVESTMENT RESTRICTIONS.................................................    29
  PORTFOLIO TURNOVER......................................................    29
  MANAGEMENT OF THE FUND..................................................    29
  PERFORMANCE ADVERTISING.................................................    34
  PURCHASES AND REDEMPTIONS...............................................    37
  NET ASSET VALUE.........................................................    37
  TAX STATUS, DIVIDENDS AND DISTRIBUTIONS.................................    38
  GENERAL INFORMATION.....................................................    38

                                    SUMMARY

THE FUND

    The Fund is an open-end management investment company which currently offers shares of nine of its ten Portfolios as follows: the Balanced Portfolio, the Global Fixed Income Portfolio, the Growth & Income Portfolio, the Intermediate Fixed Income Portfolio, the Large Cap Value Portfolio, the Large Cap Growth Portfolio, the Mid Cap Equity Portfolio, the Money Market Portfolio and the Small Cap Equity Portfolio. Each of the Portfolios has distinct investment objectives and policies. See "Investment Objectives and Policies." Additional Portfolios may be added to the Fund in the future. This Prospectus will be supplemented or amended to reflect the addition of any new Portfolios.

    This summary, which provides basic information about the Portfolios and the Fund, is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the SAI.

INVESTMENT ADVISER AND SUB-ADVISERS

    Subject to the authority of the Board of Directors of the Fund, Investors Mark Advisors, LLC (the "Adviser") serves as the Fund's investment adviser and has responsibility for the overall management of the investment strategies and policies of the Portfolios. The Adviser has engaged Sub-Advisers for each of the Portfolios to make investment decisions and place orders. The Sub-Advisers for the Portfolios are as follows:

SUB-ADVISER                                           NAME OF PORTFOLIO
----------------------------------------   ----------------------------------------
Standish, Ayer & Wood, Inc..............   Intermediate Fixed Income
                                           Mid Cap Equity
                                           Money Market
Standish International Management
 Company, L.P...........................   Global Fixed Income
Stein Roe & Farnham, Incorporated.......   Small Cap Equity
                                           Large Cap Growth
David L. Babson & Co., Inc..............   Large Cap Value
Lord, Abbett & Co.......................   Growth & Income
Kornitzer Capital Management, Inc.......   Balanced

    For additional information concerning the Adviser and the Sub-Advisers, including a description of advisory and sub-advisory fees, see "Management of the Fund."

THE PORTFOLIOS

    BALANCED PORTFOLIO. The Portfolio seeks both long-term capital growth and high current income. Long-term capital growth is intended to be achieved primarily by the Portfolio's investment in common stocks and secondarily by the Portfolio's investment in convertible bonds and convertible preferred stocks. High current income is intended to be achieved by the Portfolio's investment in corporate bonds, government bonds, convertible bonds, preferred stocks and convertible preferred stocks. THE PORTFOLIO WILL INVEST UP TO 75% OF ITS ASSETS IN LOWER RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS," THAT ENTAIL GREATER RISKS INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER-RATED SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING.

    GLOBAL FIXED INCOME PORTFOLIO. The investment objective of the Portfolio is to maximize total return while realizing a market level of income consistent with preserving principal and liquidity. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in fixed income securities of foreign governments or their political subdivisions and companies located in at least three countries around the world, including the United States.

    GROWTH & INCOME PORTFOLIO. The investment objective of the Portfolio is long-term growth of capital and income without excessive fluctuation in market value. The Portfolio will normally invest in common stocks (including securities convertible into common stocks) of large, seasoned companies in sound financial condition, which common stocks are expected to show above-average price appreciation.

    INTERMEDIATE FIXED INCOME PORTFOLIO. The investment objective of this Portfolio is primarily to achieve a high level of current income, consistent with conserving principal and liquidity, and secondarily to seek capital appreciation when changes in interest rates or other economic conditions indicate that capital appreciation may be available without significant risk to principal. Under normal market conditions, substantially all, and at least 65%, of the Portfolio's total assets will be invested in investment grade fixed income securities.

    LARGE CAP VALUE PORTFOLIO. The Portfolio seeks long-term growth of capital and income by investing in a diversified portfolio of common stocks which are considered to be undervalued in relation to earnings, dividends and/or assets. The Portfolio may be considered "contrarian" in nature in that its investments will typically include shares of companies that are relatively unpopular and out-of-favor with general investors.

    LARGE CAP GROWTH PORTFOLIO. The Portfolio seeks long-term capital appreciation. The Portfolio will normally invest at least 65% of its total assets in common stocks and other equity-type securities that the Portfolio's Sub-Adviser believes to have long-term appreciation possibilities.

    MID CAP EQUITY PORTFOLIO. The investment objective of the Portfolio is to achieve long-term growth of capital through investment primarily in equity and equity-related securities of companies which appear to be undervalued. Under normal circumstances, at least 80% of the Portfolio's total assets will be invested in equity and equity-related securities.

    MONEY MARKET PORTFOLIO. The investment objective of the Portfolio is to obtain the highest level of current income that is consistent with the preservation of capital and maintenance of liquidity. The Portfolio will invest primarily in high-quality, short-term money market instruments. AN INVESTMENT IN THE PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

    SMALL CAP EQUITY PORTFOLIO. The Portfolio seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of entrepreneurially managed companies that the Sub-Adviser believes represent special opportunities. It emphasizes investments in financially strong small and medium-sized companies, based principally on appraisal of their management and stock valuations.

    The investment objectives, policies and practices of the Portfolios are not fundamental and may be changed by the Board of Directors without the approval of a majority of the outstanding shares of each Portfolio. Certain investment restrictions are fundamental and may not be changed without shareholder approval. A complete list of investment restrictions, including those restrictions which cannot be changed without shareholder approval, is contained in the SAI. There is no assurance that a Portfolio will meet its stated objective.

INVESTMENT RISKS

    Each Portfolio invests in securities that fluctuate in value, and investors should expect each Portfolio's net asset value per share to fluctuate. Certain Portfolios may invest in stocks and convertible securities that may be traded in the over-the-counter market. Some of these securities may not be as liquid as exchange-listed stocks. In addition, certain Portfolios may invest in the securities of small capitalization companies which may experience greater price volatility than investment companies that invest primarily in more established, larger capitalized companies.

    When interest rates decline, the value of an investment portfolio invested in fixed-income securities can be expected to rise. Conversely, when interest rates rise, the value of an investment portfolio invested in fixed-income securities can be expected to decline. In the case of foreign currency denominated securities, these trends may be offset or amplified by fluctuations in foreign currencies. Investments by a Portfolio in foreign securities may be affected by adverse political, diplomatic, and economic developments, changes in foreign currency exchange rates, taxes or other assessments imposed on distributions with respect to those investments, and other factors affecting foreign investments generally. High-yielding fixed-income securities, which are commonly known as "junk bonds", are subject to greater market fluctuations and risk of loss of income and principal than investments in lower yielding fixed-income securities. Certain Portfolios intend to employ, from time to time, certain investment techniques which are designed to enhance income or total return or hedge against market or currency risks but which themselves involve additional risks. These techniques include options on securities, futures, options on futures, options on indexes, options on foreign currencies, foreign currency exchange transactions, lending of securities and when-issued securities and delayed-delivery transactions. Certain Portfolios may have higher-than-average portfolio turnover which may result in higher-than-average brokerage commissions and transaction costs. See "Investment Risks."

PURCHASES AND REDEMPTIONS

    Individual investors may not purchase or redeem shares of the Portfolios directly; shares may be purchased or redeemed only through VA Contracts and VLI Policies offered by separate accounts of Participating Insurance Companies. See "Purchases and Redemptions."

                                EXPENSE SUMMARY

    The purpose of this section is to provide you with information about the expenses of the various Portfolios.

                                                                   GLOBAL
                              INTERMEDIATE   MID CAP     MONEY      FIXED    SMALL CAP  LARGE CAP  LARGE CAP  GROWTH &
   SHAREHOLDER TRANSACTION    FIXED INCOME   EQUITY     MARKET     INCOME     EQUITY     GROWTH      VALUE     INCOME    BALANCED
   EXPENSES                    PORTFOLIO    PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO
   -------------------------  ------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
   Sales Load Imposed on
    Purchases...............         None       None       None      None        None       None       None       None       None
   Sales Load Imposed on
    Reinvested Dividends....         None       None       None      None        None       None       None       None       None
   Deferred Sales Load......         None       None       None      None        None       None       None       None       None
   Redemption Fees..........         None       None       None      None        None       None       None       None       None
   Exchange Fees............         None       None       None      None        None       None       None       None       None

   ANNUAL OPERATING EXPENSES
    (as a percentage of
    average net assets after
    applicable expense
    reimbursements)

   Advisory Fees............         .60%       .80%       .40%      .75%        .95%       .80%       .80%       .80%       .80%
   12b-1 Fees...............         None       None       None      None        None       None       None       None       None
   Other Expenses (after
    expense
    reimbursement)..........         .20%       .10%       .10%      .25%        .10%       .10%       .10%       .10%       .10%
   Total Operating Expenses
    (after expense
    reimbursement)..........         .80%       .90%       .50%     1.00%       1.05%       .90%       .90%       .90%       .90%
   Estimated Total Operating
    Expenses without
    reimbursement by
    Adviser.................        2.04%      1.10%      1.15%     2.04%       1.25%      1.02%      1.02%      1.10%      1.10%

    The Adviser has voluntarily agreed to assume Other Expenses in an amount that operates to limit Total Operating Expenses of the Portfolios to the percentages shown above. This expense limitation may be modified or terminated in the discretion of the Adviser at any time without notice to shareholders after April 30, 1999. Total Operating Expenses include, but are not limited to, expenses such as investment advisory fees, custodian fees, transfer agent fees, audit fees and legal fees. Such possible assumptions of Other Expenses by the Adviser are subject to a possible reimbursement by the Portfolios in future years if such reimbursement can be achieved within the foregoing annual expense limits. The Sub-Advisers have voluntarily agreed to waive their fees for a period of time to assist the Adviser in subsidizing Other Expenses.

EXAMPLE

   An investor in a Portfolio would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, and (2) redemption at the end of each time period.

                                                                           1 YEAR    3 YEARS
                                                                           -------   -------
   Intermediate Fixed Income.............................................  $  8.37   $ 26.16
   Mid Cap Equity........................................................  $  9.41   $ 29.38
   Money Market..........................................................  $  5.24   $ 16.42
   Global Fixed Income...................................................  $ 10.45   $ 32.60
   Small Cap Equity......................................................  $ 10.97   $ 34.20
   Large Cap Growth......................................................  $  9.41   $ 29.38
   Large Cap Value.......................................................  $  9.41   $ 29.38
   Growth & Income.......................................................  $  9.41   $ 29.38
   Balanced..............................................................  $  9.41   $ 29.38

    The example is based upon estimated Total Operating Expenses for the Portfolios, as set forth in the "Annual Operating Expenses" table above and reflects the expense reimbursement arrangement in effect. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE TABLE DOES NOT REFLECT ADDITIONAL CHARGES AND EXPENSES WHICH ARE IMPOSED UNDER THE VA CONTRACTS AND VLI POLICIES. SUCH CHARGES AND EXPENSES ARE DESCRIBED IN THE PROSPECTUS OF THE PARTICIPATING INSURANCE COMPANY SEPARATE ACCOUNT. The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Portfolios. See "The Adviser" and "The Sub-Advisers".

                              FINANCIAL HIGHLIGHTS

    The following financial highlights as of December 31, 1997 and for the period from November 13, 1997 to December 31, 1997, have been derived from audited financial statements of Investors Mark Series Fund, Inc. and should be read in conjunction with the financial statements of the Fund and the report of Ernst & Young LLP, independent auditors, appearing in the December 31, 1997 Annual Report which is incorporated in the Fund's SAI. Additional information about the performance of the Fund's Portfolios is contained in the Annual Report which can be obtained without charge by calling the Fund at 1-888-262-8131.

    Condensed data for a share of capital stock outstanding throughout the period from November 13, 1997 (commencement) to December 31, 1997.

                                                        LARGE CAP    LARGE CAP     MID CAP     SMALL CAP     GROWTH
                                                          VALUE       GROWTH       EQUITY       EQUITY      & INCOME     BALANCED
                                                       -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period.................   $   10.00    $   10.00    $   10.00    $   10.00    $   10.00    $   10.00
                                                       -----------  -----------  -----------  -----------  -----------  -----------
  Income from investment operations:
    Net investment income............................      0.0291       0.0046       0.0185       0.0037       0.0204       0.0627
    Net gains or (losses) on securities (both
      realized and unrealized).......................     (0.3141)      0.7054       0.4882      (0.2837)      0.4046      (0.0447)
                                                       -----------  -----------  -----------  -----------  -----------  -----------
  Total from investment operations...................     (0.2850)      0.7100       0.5067      (0.2800)      0.4250       0.0180
                                                       -----------  -----------  -----------  -----------  -----------  -----------
  Less distributions:
    Dividends from net investment income.............     (0.0250)          --      (0.0167)          --      (0.0150)     (0.0580)
                                                       -----------  -----------  -----------  -----------  -----------  -----------
  Total distributions................................     (0.0250)          --      (0.0167)          --      (0.0150)     (0.0580)
                                                       -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, end of period.......................   $    9.69    $   10.71    $   10.49    $    9.72    $   10.41    $    9.96
                                                       -----------  -----------  -----------  -----------  -----------  -----------
                                                       -----------  -----------  -----------  -----------  -----------  -----------
Total Return.........................................       (2.86%)       7.10%        5.07%       (2.80%)       4.25%        0.18%
Ratios/Supplemental Data
Net assets, end of period (in millions)..............   $     2.4    $     2.2    $     2.1    $     2.0    $     2.1    $     2.5
Ratio of expenses to average net assets..............        0.90%        0.90%        0.90%        1.05%        0.90%        0.90%
Ratio of net investment income (loss) to average net
 assets..............................................        2.21%        0.33%        1.34%        0.29%        1.50%        4.78%
Ratio of expenses to average net assets before
 voluntary expense reimbursement.....................        2.78%        3.19%        3.40%        3.49%        3.19%        2.78%
Ratio of net investment income to average net assets
 before voluntary expense reimbursement..............        0.33%       (1.96%)      (1.16%)      (2.15%)      (0.79%)       2.90%
Portfolio turnover rate..............................          --           --        13.11%        8.35%          --           --
Average commission paid per equity share traded......   $  0.0576    $  0.1115    $  0.0219    $  0.0842    $  0.0694    $  0.0502

                                                       INTERMEDIATE      GLOBAL        MONEY
                                                       FIXED INCOME   FIXED INCOME    MARKET
                                                       -------------  -------------  ---------
Net asset value, beginning of period.................    $   10.00      $   10.00    $    1.00
                                                       -------------  -------------  ---------
  Income from investment operations:
    Net investment income............................       0.0728         0.0887       0.0071
    Net gains or (losses) on securities (both
      realized and unrealized).......................       0.0542         0.0813           --
                                                       -------------  -------------  ---------
  Total from investment operations...................       0.1270         0.1700       0.0071
                                                       -------------  -------------  ---------
  Less distributions:
    Dividends from net investment income.............      (0.0670)       (0.0800)     (0.0071)
                                                       -------------  -------------  ---------
  Total distributions................................      (0.0670)       (0.0800)     (0.0071)
                                                       -------------  -------------  ---------
Net asset value, end of period.......................    $   10.06      $   10.09    $    1.00
                                                       -------------  -------------  ---------
                                                       -------------  -------------  ---------
Total Return.........................................         1.27%          1.70%        0.71%
Ratios/Supplemental Data
Net assets, end of period (in millions)..............    $     2.0      $     5.1    $     1.0
Ratio of expenses to average net assets..............         0.80%          1.00%        0.50%
Ratio of net investment income (loss) to average net
 assets..............................................         5.40%          5.29%        5.26%
Ratio of expenses to average net assets before
 voluntary expense reimbursement.....................         3.09%          2.28%        4.90%
Ratio of net investment income to average net assets
 before voluntary expense reimbursement..............         3.11%          4.01%        0.86%
Portfolio turnover rate..............................        39.21%         25.39%          --
Average commission paid per equity share traded......          n/a            n/a          n/a

Performance ratios are annualized, except total return.

              INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS

    Each Portfolio of the Fund has a different investment objective or objectives which it pursues through separate investment policies as described below. The differences in objectives and policies among the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject. An investment in a single Portfolio should not be considered a complete investment program. The investment objective(s) and policies of each Portfolio are non-fundamental and may be changed by the Directors of the Fund without a vote of the shareholders. Such changes may result in a Portfolio having an investment objective(s) which differs from that which an investor may have considered at the time of investment. There is no assurance that any Portfolio will achieve its objective(s). United States Treasury Regulations applicable to portfolios that serve as the funding vehicles for variable annuity and variable life insurance contracts generally require that such portfolios invest no more than 55% of the value of their assets in one investment, 70% in two investments, 80% in three investments, and 90% in four investments. The Portfolios intend to comply with the requirements of these Regulations.

    In order to comply with regulations which may be issued by the U.S. Treasury, the Fund may be required to limit the availability or change the investment policies of one or more Portfolios or to take steps to liquidate one or more Portfolios. The Fund will not change any fundamental investment policy of a Portfolio without a vote of shareholders of that Portfolio.

    Except as otherwise noted herein, if the securities rating of a debt security held by a Portfolio declines below the minimum rating for securities in which the Portfolio may invest, the Portfolio will not be required to dispose of the security, but the Portfolio's Adviser or Sub-Adviser will consider whether continued investment in the security is consistent with the Portfolio's investment objective.

    In implementing its investment objectives and policies, each Portfolio uses a variety of instruments, strategies and techniques which are described in more detail in the SAI. With respect to each Portfolio's investment policies (except for the Small Cap Equity Portfolio), use of the term "primarily" means that under normal circumstances, at least 65% of such Portfolio's assets will be invested as indicated. A description of the ratings systems used by the following nationally recognized statistical rating organizations ("NRSROs") is also contained in the SAI: Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), Thomson Bankwatch, Inc., IBCA, Ltd. and IBCA Inc. New instruments, strategies and techniques, however, are evolving continually and the Fund reserves authority to invest in or implement them to the extent consistent with the investment objectives and policies of each Portfolio. If new instruments, strategies or techniques would involve a material change to the information contained herein, they will not be purchased or implemented until this Prospectus is appropriately supplemented.

    For a complete description of permissible investments for the Portfolios and for a discussion of risk factors in connection with such investments, see "Common Types of Securities and Management Practices" and "Investment Risks."

BALANCED PORTFOLIO

    The Balanced Portfolio seeks both long-term capital growth and high current income. Long-term capital growth is intended to be achieved primarily by the Portfolio's investment in common stocks and secondarily by the Portfolio's investment in convertible bonds and convertible preferred stocks. High current income is intended to be achieved by the Portfolio's investment in corporate bonds, government bonds, mortgage-backed securities, convertible bonds, preferred stocks and convertible preferred stocks.

    The Portfolio will normally invest in a broad array of securities, diversified not only in terms of companies and industries, but also in terms of types of securities. The types of securities include common stocks, preferred stocks, convertible bonds, convertible preferred stocks, corporate bonds and government bonds. It is expected that the majority of common stocks purchased by the Portfolio will be mid to large capitalization companies with most, if not all, listed on the New York Stock Exchange. Mid to large capitalization stocks are considered to be those with capitalization in excess of $1 billion.

    It is not the Sub-Adviser's intention to make wide use of NASDAQ traded, smaller capitalization common stocks. Smaller capitalization stocks are considered to be those with capitalization of less than $1 billion. The Portfolio may invest up to 75% of its assets in corporate bonds, convertible bonds, preferred stocks and convertible preferred stocks. The Sub-Adviser expects that from time-to-time these securities may be rated below investment grade (BBB) by the major rating agencies. The Sub-Adviser believes this policy is justified given the Sub-Adviser's view that these securities from time-to-time offer superior value and the Sub-Adviser's experience and substantial in-house credit research capabilities with higher yielding securities.

    Securities rated Baa or higher by Moody's or BBB or higher by S&P are classified as investment grade securities. Although securities rated Baa by Moody's and BBB by S&P have speculative characteristics, they are considered to be investment grade. Such securities carry a lower degree of risk than lower rated securities. (See "Investment Risks--Risk Factors Applicable to High-Yield/High-Risk Debt Securities.")

    Securities rated below Baa by Moody's or BBB by S&P are commonly known as "junk bonds" and are considered to be high risk. Yields on such bonds will fluctuate over time, and achievement of the Portfolio's investment objective may be more dependent on the Portfolio's own credit analysis than is the case for higher rated bonds. (See "Investment Risks--Risk Factors Applicable to High-Yield/High-Risk Debt Securities.")

    The Portfolio may invest in junk bonds. Up to 20% of the Portfolio's assets may be invested in debt securities which are rated less than B or unrated.

    The Portfolio will not invest in securities that, at the time of initial investment, are rated less than B by Moody's or S&P. Securities that are subsequently downgraded in quality below B may continue to be held by the Portfolio, and will be sold only if the Sub-Adviser believes it would be advantageous to do so. In addition, the credit quality of unrated securities purchased by the Portfolio must be, in the opinion of the Sub-Adviser, at least equivalent to a B rating by Moody's or S&P.

    Securities rated less than Baa by Moody's or BBB by S&P are classified as non-investment grade securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. (See "Investment Risks--Risk Factors Applicable to High-Yield/High-Risk Debt Securities.") The proportion of the Portfolio invested in each type of security is expected to change over time in accordance with the Sub-Adviser's interpretation of economic conditions and underlying security values. However, it is expected that a minimum of 25% of the Portfolio's total assets will always be invested in fixed income senior securities and that a minimum of 25% of its total assets will always be invested in equity securities. When, in the Sub-Adviser's judgment, market conditions warrant substantial temporary investments in high-quality money market securities, the Portfolio may do so.

    The Portfolio is authorized to write (i.e. sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Portfolio in return for a premium gives another party a right to buy specified securities owned by the Portfolio at a specified future date and price set at the time of the contract. (See "Investment Risks--Covered Call Options.")

    Covered call options serve as a partial hedge against the price of the underlying security declining.

    Investments in money market securities shall include government securities, commercial paper, bank certificates of deposit and repurchase agreements collateralized by government securities. Investment in commercial paper is restricted to companies rated in the top two rating categories by Moody's and S&P.

    The Portfolio may also invest in issues of the United States treasury or a United States government agency subject to repurchase agreements. The use of repurchase agreements by the Portfolio involves certain risks. For a discussion of these risks, see "Investment Risks--Repurchase Agreements."

GLOBAL FIXED INCOME PORTFOLIO

    The Portfolio's investment objective is to maximize total return while realizing a market level of income consistent with preserving principal and liquidity.

    Under normal market conditions, the Portfolio invests at least 65% of its total assets in fixed income securities of foreign governments or their political subdivisions and companies located in at least three countries around the world, including the United States.

    Under normal market conditions, the Portfolio's assets are invested in securities of issuers located in at least three different countries, one of which may be the United States. The Portfolio intends, however, to invest in no fewer than eight foreign countries. The Portfolio may invest a substantial portion of its assets in one or more of those eight countries. The Portfolio may also invest up to 10% of its total assets in emerging markets generally and may invest up to 3% of its total assets in any one emerging market.

    The Portfolio will be an actively managed non-diversified portfolio consisting primarily of fixed income securities denominated in foreign currencies and the U.S. dollar. In pursuing the Portfolio's investment strategy, the Sub-Adviser seeks to add value to the Portfolio by selecting undervalued investments, rather than by varying the average maturity of a Portfolio to reflect interest rate forecasts. The Sub-Adviser utilizes fundamental credit and sector valuation techniques to evaluate what it considers to be less efficient markets and sectors of the fixed income marketplace in an attempt to select securities with the potential for the highest return. The Sub-Adviser emphasizes intermediate term economic fundamentals relating to foreign countries and emerging markets, rather than focusing on day-to-day fluctuations in a particular currency or in the fixed income markets.

    The Portfolio may invest in all types of fixed income securities including bonds, notes (including structured or hybrid notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee Dollar instruments, preferred stocks (including convertible preferred stock), listed and unlisted warrants and money market instruments. These fixed income securities may be issued by foreign and U.S. corporations or entities, foreign governments and their political subdivisions, the U.S. Government, its agencies, authorities, instrumentalities or sponsored enterprises and supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development, and international banking institutions and related government agencies.

    The Portfolio purchases securities that pay interest on a fixed, variable, floating, inverse floating, contingent, in-kind or deferred basis. The Portfolio may enter into repurchase agreements and forward dollar roll transactions, may purchase zero coupon and deferred payment securities, may buy securities on a when-issued or delayed delivery basis, may engage in short sales and may lend portfolio securities. The Portfolio may enter into various forward foreign currency exchange transactions and foreign currency futures transactions and utilize over-the-counter ("OTC") options to seek to manage the Portfolio's foreign currency exposure.

    The Portfolio invests primarily in investment grade fixed income securities, i.e., securities rated at the time of purchase at least Baa by Moody's or BBB by S&P, Duff, Fitch or IBCA, Ltd., or, if unrated, determined by the Sub-Adviser to be of comparable credit quality. If a security is rated differently by two or more rating agencies, the Sub-Adviser uses the highest rating to compute the Portfolio's credit quality and also to determine its rating category. In determining whether unrated securities are of equivalent credit quality, the Sub-Adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies. If the rating of a security held by the Portfolio is downgraded below the minimum rating required for the Portfolio, the Sub-Adviser will determine whether to retain that security in the Portfolio.

    Securities rated within the top three investment grade ratings (i.e., Aaa, Aa, A or P-1 by Moody's or AAA, AA, A, A-1 or Duff-1 by S&P, Duff, Fitch or
IBCA) are generally regarded as high grade obligations. Securities rated Baa or P-2 by Moody's or BBB, A-2 or Duff-2 by S&P, Duff, Fitch or IBCA are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities. If a non-investment grade fixed income security presents special opportunities for the Portfolio, the Portfolio may invest up to 15% of its total assets in securities rated Ba by Moody's or BB by S&P, Duff, Fitch or IBCA, or, if not rated, judged by the Sub-Adviser to be of equivalent credit quality. Below investment grade securities, commonly referred to as "junk bonds," carry a higher degree of risk than investment grade securities and are considered speculative by the rating agencies. (See "Investment Risks--Risk Factors Applicable to High-Yield/High-Risk Debt Securities.") The Sub-Adviser attempts to select for the Portfolio those medium grade and non-investment grade fixed income securities that have the potential for upgrade. The average dollar weighted credit quality of the Portfolio is expected to be in a range of Aa to A according to Moody's or AA to A according to S&P, Duff, Fitch or IBCA.

GROWTH & INCOME PORTFOLIO

    The investment objective of the Growth & Income Portfolio is long-term growth of capital and income without excessive fluctuation in market value. The Fund intends to keep the Portfolio's assets invested in those securities which are selling at reasonable prices in relation to value and, in doing so, it may have to forego some opportunities for gains when, in the Fund's judgment, they carry excessive risk. The Portfolio will try to anticipate major changes in the economy and select stocks which it believes will benefit most from these changes.

    The Portfolio will normally invest in common stocks (including securities convertible into common stocks) of large, seasoned companies in sound financial condition, which common stocks are expected to show above-average price appreciation. Although the prices of common stocks fluctuate and their dividends vary, historically, common stocks have appreciated in value and their dividends have increased when the companies they represent have prospered and grown.

    The Portfolio constantly seeks to balance the opportunity for profit against the risk of loss. In the past, very few industries have continuously provided the best investment opportunities. The Portfolio will take a flexible approach and make adjustments to reflect changes in the opportunity for sound investments relative to the risks assumed. Therefore, the Portfolio will sell stocks that are judged to be overpriced and reinvest the proceeds in other securities which are believed to offer better values.

    The Portfolio also has the authority to pursue a number of investment policies and techniques, which it intends to use to reduce portfolio risk and volatility. The policies and techniques each involve risk when used independently and there can be no assurance that any particular policy or technique will have the intended effect on the Portfolio. It is currently intended that the Portfolio will invest no more than 5% of its net assets in:
(1) repurchase agreements; (2) rights and warrants to purchase securities (including warrants that are not listed on the New York Stock Exchange or the American Stock Exchange, provided that such warrants will not exceed 2% of the Portfolio's net assets); and (3) call options on securities the Portfolio owns (I.E., covered call options).

    In addition, the Portfolio may invest in shares of closed-end investment companies if bought in primary or secondary offerings with a fee or commission no greater than the customary broker's commission and may seek to earn income by lending its portfolio securities on a fully collateralized basis, subject to applicable regulatory requirements. In both cases, it is currently intended that these policies will not involve more than 5% of the Portfolio's net assets.

    The Portfolio will not purchase securities for trading purposes. To create reserve purchasing power and also for temporary defensive purposes, the Portfolio may invest in straight bonds and other fixed-income securities. When the Fund believes that the Portfolio should assume a temporary defensive position because of unfavorable investment conditions, the Portfolio may temporarily hold its assets in cash and short-term money market instruments.

INTERMEDIATE FIXED INCOME PORTFOLIO

    The Portfolio's investment objective is primarily to achieve a high level of current income, consistent with conserving principal and liquidity, and secondarily to seek capital appreciation when changes in interest rates or other economic conditions indicate that capital appreciation may be available without significant risk to principal.

    Under normal market conditions, substantially all, and at least 65%, of the Portfolio's assets are invested in investment grade fixed income securities. The Portfolio may invest up to 20% of its total assets in fixed income securities of foreign corporations and foreign governments and their political subdivisions, including securities of issuers located in emerging markets. No more than 10% of the Portfolio's total assets will be invested in foreign securities not subject to currency hedging transactions back into U.S. dollars. The Portfolio may also engage in short selling. See "Common Types of Securities and Management Practices" and "Investment Risks" for additional information.

    The Portfolio will be an actively managed diversified portfolio consisting primarily of fixed income securities.

    The Sub-Adviser's primary investment management and research focus is at the security and industry/ sector level. The Sub-Adviser seeks to add value to the Portfolio by selecting undervalued investments, rather than by varying the average maturity of the Portfolio to reflect interest rate forecasts. The Sub-Adviser utilizes fundamental credit and sector valuation techniques to evaluate what it considers to be less efficient markets and sectors of the fixed income marketplace in an attempt to select securities with the potential for the highest return.

    Fixed income securities in which the Portfolio invests include bonds, notes (including structured or hybrid notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee Dollar instruments, preferred stocks and money market instruments. These fixed income securities may be issued by U.S. and foreign corporations or entities, U.S. and foreign banks, the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises, and foreign governments and their political subdivisions. The Portfolio purchases securities that pay interest on a fixed, variable, floating, inverse floating, contingent, in-kind or deferred basis. The Portfolio may enter into repurchase agreements and forward dollar roll transactions, may purchase zero coupon and deferred payment securities and may buy securities on a when-issued or delayed delivery basis.

    The Portfolio invests primarily in investment grade fixed income securities. Investment grade securities are those that are rated at least Baa by Moody's or BBB by S&P, Duff or Fitch or, if unrated, determined by the Sub-Adviser to be of comparable credit quality. Foreign securities in which the Portfolio invests are rated by IBCA, Ltd., in addition to the above listed ratings organizations. IBCA uses the same ratings system as does S&P, Duff and Fitch. If a security is rated differently by two or more rating agencies, the Sub-Adviser uses the highest rating to compute the Portfolio's credit quality and also to determine its rating category. In the case of unrated sovereign and subnational debt of foreign countries, the Sub-Adviser may take into account, but will not rely entirely on, the ratings assigned to the issuers of such securities. If the rating of a security held by the Portfolio is downgraded below the minimum rating required, the Sub-Adviser will determine whether to retain that security in the Portfolio.

    Securities rated Baa or P-2 by Moody's or BBB, A-2 or Duff-2 by S&P, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities. The Portfolio may invest up to 20% of its total assets in below investment grade fixed income securities rated Ba by Moody's or BB by S&P, Duff or Fitch, or, if unrated, determined by the Sub-Adviser to be of comparable credit quality. Below investment grade securities, commonly referred to as "junk bonds," carry a higher degree of risk than medium grade securities and are considered speculative by the rating agencies. (See "Investment Risks--Risk Factors Applicable to High-Yield/High-Risk Debt Securities.") The Sub-Adviser attempts to select for the Portfolio those medium grade and investment grade fixed income securities that have the potential for upgrade. The average dollar-weighted credit quality of the Portfolio's portfolio is expected to be Aa according to Moody's or AA according to S&P, Duff or Fitch.

    The Portfolio generally invests in securities with final maturities, average lives or interest rate reset frequencies of 15 years or less.

    Under normal market conditions, the Portfolio's average dollar-weighted effective portfolio maturity will vary from five to thirteen years.

LARGE CAP VALUE PORTFOLIO

    The Portfolio's investment objective is to seek long-term growth of capital and income by investing principally in a diversified portfolio of common stocks which are considered to be undervalued in relation to earnings, dividends and/or assets.

    The Portfolio intends to invest in stocks of companies which are rated "B-" or better in investment quality (growth and stability of earnings and dividends) by S&P and/or "B" or better by Value Line in financial strength. (For a description of these ratings see "Description of Stock Ratings" in the SAI.)

    A stock will be considered to be undervalued if it is currently trading at a price below which the Sub-Adviser believes it should be trading and therefore a superior potential investment based on one or more of the following comparisons:

    1.  price relative to earnings,

    2.  price relative to dividends,

    3.  price relative to assets as measured by book value.

    Valuation levels as described above for each security will be compared to a large universe of stocks as selected by the Sub-Adviser, as well as its own past history of valuation over several years. The universe will vary from time to time and may consist of as many as a thousand stocks. The holdings in the Portfolio will be monitored regularly by the Sub-Adviser to determine that they continue to be relatively favorable investments. For a discussion of risk factors involved in investing in undervalued stocks, see "Investment Risks--Common Stocks."

    Investors' attitudes toward different kinds of companies tend to shift back and forth over time, from enthusiasm to pessimism and back to enthusiasm. The Portfolio may be considered to be "contrarian" in nature because of its primary focus on undervalued stocks, and typically its portfolio will consist of companies whose shares are relatively unpopular and out-of-favor, among investors generally, at the time of purchase. However, the Portfolio will be restricted to companies which the Sub-Adviser believes are sound businesses with good future potential and should, therefore, eventually gain greater investor favor.

    Although individual stocks in the Portfolio may be in any price range because value as determined by the Sub-Adviser is relative rather than absolute, it is expected that the average price/earnings ratio of the stocks in the Portfolio as a whole will be lower than that of the S&P 500, that the average dividend yield on the investments will be higher than that of the S&P 500, and that the average price to book value ratio will be lower than that of the S&P
500. It is also anticipated that some of the companies in the Portfolio may not be paying current dividends.

    Except for necessary reserves including but not limited to reserves held to cover redemptions and unanticipated expenses, as determined by management, all assets will be invested in marketable securities composed principally of common stocks and securities convertible into common stocks. The reserves will be held in cash or high-quality, short-term debt obligations readily changeable into cash.

    The Sub-Adviser believes, however, that there may be times when the shareholders' interests are best served by investing temporarily in preferred stocks, bonds or other defensive issues. It retains the freedom to administer the Portfolio accordingly when, in its judgment, economic and market conditions make such a course desirable. Normally, however, the Portfolio will maintain at least 90% of the Portfolio in common stocks. There are no restrictions or guidelines regarding the investment of Portfolio assets in shares listed on an exchange or traded over-the-counter.

    The Portfolio may also invest in issues of the United States Treasury or a United States government agency subject to repurchase agreements. The use of repurchase agreements by the Portfolio involves certain risks. For a discussion of these risks, see "Investment Risks--Repurchase Agreements."

LARGE CAP GROWTH PORTFOLIO

    The investment objective of the Portfolio is long-term capital appreciation. The Portfolio attempts to achieve its objective by normally investing at least 65% of its total assets in common stocks and other equity-type securities (such as preferred stocks, securities convertible into or exchangeable for common stocks, and warrants or rights to purchase common stocks) that, in the opinion of the Sub-Adviser, have long-term appreciation possibilities.

    The Portfolio is designed for long-term investors who desire to participate in the stock market with more investment risk and volatility than the stock market in general, but with less investment risk and volatility than aggressive capital appreciation funds. The Portfolio seeks to reduce risk by investing in a diversified portfolio, but this does not eliminate risk.

    In pursuing its investment objective, the Portfolio may invest in debt securities of corporate and governmental issuers. Investments in debt securities are limited to those that are rated within the four highest grades (generally referred to as "investment grade") assigned by an NRSRO. Investments in unrated debt securities are limited to those deemed to be of comparable quality by the Sub-Adviser. Securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held by the Portfolio is lost or reduced below investment grade, the Portfolio is not required to dispose of the security--the Sub-Adviser will, however, consider that fact in determining whether the Portfolio should continue to hold the security.

    When the Sub-Adviser determines that adverse market or economic conditions exist and considers a temporary defensive position advisable, the Portfolio may invest without limitation in high-quality fixed income securities or hold assets in cash or cash equivalents.

    The Portfolio may also invest in convertible securities. The Portfolio may invest up to 25% of its total assets in foreign securities. The Portfolio may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in the SAI. The Portfolio may also invest in securities purchased on a when-issued or delayed-delivery basis.

    Consistent with its investment objective, the Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. The Portfolio does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options. (See "Common Types of Securities and Management Practices-- Strategic Transactions.")

    The Portfolio may sell short securities the Portfolio owns or has the right to acquire without further consideration, a technique called selling short "against the box."

MID CAP EQUITY PORTFOLIO

    The Portfolio's investment objective is to achieve long-term growth of capital through investment primarily in equity and equity-related securities of companies which appear to be undervalued.

    Under normal circumstances, at least 80% of the Portfolio's total assets will be invested in equity and equity-related securities.

    The Portfolio follows a disciplined investment strategy, emphasizing stocks which the Sub-Adviser believes offer above average potential for capital growth. The Sub-Adviser intends to use statistical modeling techniques that utilize stock specific factors (E.G., current price earnings ratios, stability of earnings growth, forecasted changes in earnings growth, trends in consensus analysts' estimates, and measures of earnings results relative to expectations) to identify equity securities that are attractive to purchase as candidates. Once identified, these securities will be subject to further fundamental analysis by the Sub-Adviser's professional staff before they are included in the Portfolio's holdings. Securities selected for inclusion in the Portfolio's holdings will represent various industries and sectors. The Sub-Adviser's security selection tends to have a midcap bias, as its research indicates that the potential returns associated with its approach are highest in that sector of the market.

    The Portfolio will be an actively managed diversified portfolio consisting primarily of equity and equity-related securities.

    The Sub-Adviser seeks to add value to portfolios of securities by finding companies with improving business momentum whose securities have reasonable valuations. The Sub-Adviser utilizes both quantitative and fundamental analysis to find stocks whose estimates of earnings are being revised upwards but whose valuation does not yet reflect this positive trend.

    When the Sub-Adviser believes that foreign markets offer above average growth potential, the Portfolio may invest without limit in equity and equity-related securities of foreign issuers that are listed on a United States securities exchange or traded in the U.S. OTC market. The Portfolio may not invest more than 10% of its total assets in such securities which are not so listed or traded.

    The equity and equity-related securities in which the Portfolio invests include exchange-traded and over-the-counter common and preferred stocks but may also include warrants, rights, convertible securities, depositary receipts, depositary shares, trust certificates, shares of other investment companies, limited partnership interests and equity participations. These equity securities may be issued by U.S. or foreign companies.

    The Portfolio may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles that invest in real estate or real estate loans or interests.

    The Portfolio may invest in debt securities and preferred stocks which are convertible into, or exchangeable for, common stocks. These securities will be rated Aaa, Aa or A by Moody's, or AAA, AA, or A by S&P, Duff or Fitch, or, if unrated, determined by the Sub-Adviser to be of comparable credit quality. Up to 5% of the Portfolio's total assets invested in convertible debt securities and preferred stocks may be rated Baa by Moody's or BBB by S&P, Duff, or Fitch. The Portfolio may enter into repurchase agreements and invest in restricted and illiquid securities, although it intends to invest in restricted and illiquid securities on an occasional basis only. The Portfolio may purchase and sell put and call options, enter into futures contracts on U.S. equity indices and purchase and sell options on such futures contracts.

MONEY MARKET PORTFOLIO

    The investment objective of the Portfolio is to obtain the highest level of current income which is consistent with the preservation of capital and maintenance of liquidity.

    The Portfolio invests only in: (1) obligations of the United States Government; (2) obligations issued by agencies or instrumentalities of the United States Government; (3) instruments that are secured or collateralized by obligations of the United States Government, its agencies, or its instrumentalities; (4) short-term obligations of United States banks and savings and loan associations and companies having assets of more than $1 billion; (5) instruments fully secured or collateralized by such bank and savings and loan obligations; (6) dollar denominated short-term obligations of foreign banks, foreign branches of foreign or U.S. banks (referred to as "Eurodollars"), and short-term obligations of U.S. branches and agencies of foreign banks (referred to as "Yankee dollars"); (7) commercial paper and short-term corporate debt securities rated in one of the two highest categories for short term debt securities by at least two NRSROs or one such NRSRO if only one has rated the security (see the SAI for a description of commercial paper ratings); (8) corporate or other notes guaranteed by letters of credit from banks in the United States (satisfying the criteria described in (4), above) or collateralized by United States Government obligations; and (9) obligations of
(i) consumer and commercial finance companies, (ii) securities brokerage companies, (iii) leasing companies and (iv) insurance companies. Certain of these obligations may be variable or floating rate instruments.

    The Portfolio will enter into repurchase agreements under which it purchases securities, subject to agreement by the seller to repurchase the securities at a higher price on a specified date, with the gain establishing the yield during the Portfolio's holding period. The Sub-Adviser, under general policies established by the Fund's Directors, reviews the creditworthiness of the other party to any repurchase agreement, and will only enter into repurchase agreements with parties whose credit is deemed satisfactory. If the seller becomes bankrupt, the Portfolio may experience delays in recovering its money, fail to recover part or all of its investment, and incur costs in disposing of the securities used as collateral for the seller's repurchase obligation.

    The Portfolio may also enter into reverse repurchase agreements when the Sub-Adviser considers them to be advantageous to the Portfolio and only for temporary liquidity purposes not to exceed 60 days, without renewal or extension. Reverse repurchase agreements permit the Portfolio to leverage its investment portfolio by selling securities while agreeing to repurchase them at an agreed time and price. The bankruptcy of the other party to a reverse repurchase agreement could cause the Portfolio to experience delays in recovering its securities. If, in the meantime, the value of the securities fluctuated, the Portfolio could experience a loss.

    The Portfolio will not invest in "firm commitments" or "when issued" securities.

    The Portfolio may only invest in U.S. dollar-denominated instruments that are determined to present minimal credit risks and that, at the time of acquisition, are rated in one of the two highest rating categories by at least two NRSROs or by the only NRSRO that has rated the instrument, or in the case of unrated instruments, have been determined to be of comparable quality to either of the above. The Portfolio's investments must also meet the maturity and diversification requirements applicable to money market funds.

    See "Investment Objectives and Policies" in the SAI for information about the quality of the securities in which the Portfolio may invest and more complete descriptions of repurchase agreements and other obligations that the Portfolio may hold.

    RISK FACTORS. The principal risks associated with investment in the Portfolio are the risk of fluctuations in the short-term interest rates, the risks associated with entering into repurchase agreements described above, and the risk of default among one or more issuers of securities which comprise the Portfolio's assets.

SMALL CAP EQUITY PORTFOLIO

    The investment objective of the Portfolio is to seek long-term capital appreciation. The Portfolio invests primarily in a diversified portfolio of common stocks and other equity-type securities (such as preferred stocks, securities convertible or exchangeable for common stocks, and warrants or rights to purchase common stocks) of entrepreneurially managed companies that the Sub-Adviser believes represent special opportunities. The Portfolio emphasizes investments in financially strong small and medium-sized companies, based principally on appraisal of their management and stock valuations. The Sub-Adviser considers "small" and "medium-sized" companies to be those with market capitalizations of less than $1 billion and $1 to $3 billion, respectively.

    In both its initial and ongoing appraisals of a company's management, the Sub-Adviser seeks to know both the principal owners and senior management and to assess their business judgment and strategies through personal visits. The Sub-Adviser favors companies whose management has an owner/operator, risk-averse orientation and a demonstrated ability to create wealth for investors. Attractive company characteristics include unit growth, favorable cost structures or competitive positions, and financial strength that enables management to execute business strategies under difficult conditions. A company is attractively valued when its stock can be purchased at a meaningful discount to the value of the underlying business.

    The Portfolio is designed for long-term investors who want greater return potential than is available from the stock market in general, and who are willing to tolerate the greater investment risk and market volatility associated with investments in small and medium-sized companies. Although the Portfolio does not attempt to reduce or limit risk through wide industry diversification of investment, it usually allocates its investments among a number of different industries rather than concentrating in a particular industry or group of industries.

    In pursuing its investment objective, the Portfolio may invest in debt securities of corporate and governmental issuers. Debt securities rated within the four highest grades by an NRSRO are generally referred to as "investment grade." The Portfolio may invest up to 35% of its net assets in debt securities, but does not expect to invest more than 5% of its net assets in debt securities that are rated below investment grade.

    When the Sub-Adviser determines that adverse market or economic conditions exist and considers a temporary defensive position advisable, the Portfolio may invest without limitation in high-quality fixed income securities or hold assets in cash or cash equivalents.

    The Portfolio may also invest in convertible securities. The Portfolio may invest up to 25% of its total assets in foreign securities. The Portfolio may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in the SAI. The Portfolio may also invest in securities purchased on a when-issued or delayed-delivery basis.

    Consistent with its investment objective, the Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. The Portfolio does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options. (See "Common Types of Securities and Management Practices-- Strategic Transactions.")

    The Portfolio may sell short securities the Portfolio owns or has the right to acquire without further consideration, a technique called selling short "against the box."

              COMMON TYPES OF SECURITIES AND MANAGEMENT PRACTICES

    This section describes some of the types of securities a Portfolio may hold and the various kinds of investment practices that may be used in day-to-day portfolio management. A Portfolio may invest in the following securities or engage in the following practices to the extent that such securities and practices are consistent with the Portfolio's investment objective(s) and policies described herein. Each Portfolio's investment program is subject to further restrictions described in the SAI.

    COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

    SMALL CAPITALIZATION STOCKS. Certain Portfolios may invest in securities of companies with small or mid-sized market capitalizations. Market capitalization is defined as the total current market value of a company's outstanding common stock. Although investments in small capitalization companies may present greater opportunities for growth, they also involve greater risks than are customarily associated with investments in larger, more established companies. The securities of small companies may be subject to more volatile market movements than securities of larger, more established companies. Smaller companies may have limited product lines, markets or financial resources, and they may depend upon a limited or less experienced management group. The securities of small capitalization companies may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Portfolio of securities in order to meet redemptions or otherwise may require the Portfolio to sell securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

    UNSEASONED ISSUERS. Certain of the Portfolios may invest in unseasoned issuers. Unseasoned issuers are companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. Unseasoned issuers by their nature have only a limited operating history which can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers may also be small companies and involve the risks and price volatility associated with smaller companies.

    WARRANTS. Warrants acquired by a Portfolio entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Portfolio's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration dates.

    CONVERTIBLE SECURITIES. Certain Portfolios may invest in convertible securities consisting of bonds, notes, debentures and preferred stocks. Convertible debt securities and preferred stock acquired by a Portfolio entitle the Portfolio to exchange such instruments for common stock of the issuer at a predetermined rate. By investing in convertible securities, a Portfolio obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. Convertible securities are subject both to the credit and interest rate risks associated with debt obligations and to the stock market risk associated with equity securities. Although convertible securities purchased by a Portfolio are frequently rated investment grade, certain Portfolios also may purchase unrated securities or securities rated below investment grade if the securities meet the Sub-Adviser's other investment criteria. Convertible securities rated below investment grade:

    --Tend to be more sensitive to interest rate and economic changes;

    --May be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities; and

    --May be more thinly traded due to the fact that such securities are less well known to investors than either common stock or conventional debt securities.

    As a result, a Sub-Adviser's own investment research and analysis tends to be more important than other factors in the purchase of such securities.

    MORTGAGE-BACKED SECURITIES. Certain Portfolios may invest in privately issued mortgage-backed securities and mortgage-backed securities issued or guaranteed by foreign entities or the U.S. Government or any of its agencies, instrumentalities or sponsored enterprises, including, but not limited to, the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgages whenever they choose. Therefore, mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair a Portfolio's ability to reinvest the returns of principal at comparable yields.

    Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities, increase a Portfolio's exposure to rising interest rates and prevent a Portfolio from taking advantage of such higher yields.

    GNMA securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. FNMA securities and FHLMC securities are not backed by the full faith and credit of the U.S. Government; however, these enterprises have the ability to obtain financing from the U.S. Treasury. See the SAI for additional descriptions of GNMA, FNMA and FHLMC certificates.

    Multiple class securities include collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended ("Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments. The Portfolios do not intend to purchase residual interests in REMICs.

    Stripped mortgage-back securities ("SMBS") are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes; one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience prepayments of principal at a rate different from what was anticipated, a Portfolio may fail to fully recoup its initial investment in these securities. Although the market for SMBS is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of each Portfolio's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

    ASSET-BACKED SECURITIES. Certain Portfolios may invest in asset-backed securities issued by foreign or U.S. entities. The principal and interest payments on asset-backed securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution; however, privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guaranty or insurance. Like mortgage-backed securities, asset-backed securities are subject to more rapid prepayment of principal than indicated by their stated maturity which may greatly increase price and yield volatility. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets and there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

    FOREIGN SECURITIES. Certain Portfolios may invest in securities of foreign governments and companies. Investments in foreign securities involve certain risks that are different from the risks of investing in securities of U.S. issuers. (See "Investment Risks--Foreign Securities" for a discussion of these risks.) Certain Portfolios may also invest in issuers located in emerging markets. Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities. (See "Investment Risks--Investing in Emerging Markets".)

    The Mid Cap Equity Portfolio may invest without limit in foreign securities which trade on a U.S. exchange or in the U.S. OTC market, but is limited to 10% of total assets on those foreign securities which are not so listed or traded. The Mid Cap Equity Portfolio may invest up to 10% of its total assets in issuers located in emerging markets generally and up to 3% of its total assets in issuers of any one specific emerging market country.

    Other than American Depositary Receipts ("ADRs"), foreign debt securities denominated in U.S. dollars, and securities guaranteed by a U.S. person, each of the Large Cap Growth and Small Cap Equity Portfolios is limited to investing no more than 25% of its total assets in foreign securities.

    DEPOSITARY RECEIPTS AND DEPOSITARY SHARES. Depositary receipts and depositary shares are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities of a U.S. or foreign issuer. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary instruments and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities. Examples of such investments include, but are not limited to, ADRs, American Depositary Shares ("ADSs"), Global Depository Receipts and Shares ("GDRs" and "GDSs") and European Depository Receipts and Shares ("EDRs" and "EDSs").

    EURODOLLAR AND YANKEE DOLLAR INVESTMENTS. Certain Portfolios may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Yankee Dollars instruments are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. (See "Investment Risks--Foreign Securities.")

    SOVEREIGN DEBT OBLIGATIONS. Certain Portfolios may invest in sovereign debt obligations, which involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Portfolio may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Portfolio's net asset value, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

    A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

    BRADY BONDS. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds.

    OBLIGATIONS OF SUPRANATIONAL ENTITIES. Certain Portfolios may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

    RESTRICTED AND ILLIQUID SECURITIES. Certain Portfolios may invest in restricted and illiquid securities. Restricted securities are securities which are not readily marketable because they are subject to restrictions on their resale. Illiquid securities include those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain SMBS, swap transactions, certain over-the-counter options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy certain relevant liquidity requirements.

    The Board of Directors has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board of Directors, however, retains oversight and is ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

    Each of the Intermediate Fixed Income, Mid Cap Equity, Global Fixed Income, Small Cap Equity and Large Cap Growth Portfolios may invest up to 15% of its net assets in illiquid securities. Each of the Balanced, Large Cap Value and Money Market Portfolios may invest up to 10% of its net assets in illiquid securities, while the Growth & Income Portfolio may invest up to 5% of its net assets in illiquid securities.

    CORPORATE DEBT OBLIGATIONS. Certain Portfolios may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

    BELOW INVESTMENT GRADE SECURITIES. Certain Portfolios may invest their assets in securities rated below investment grade. Securities rated below Baa by Moody's or BBB by S&P are commonly known as "junk bonds" and are considered to be high risk. (See "Investment Risks--Risk Factors Applicable to High-Yield/High-Risk Debt Securities.")

    ZERO COUPON AND DEFERRED PAYMENT SECURITIES. Certain Portfolios may invest in zero coupon and deferred payment securities. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. A Portfolio is required to accrue income with respect to these securities prior to the receipt of cash payments. Because a Portfolio will distribute this accrued income to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Portfolio will have fewer assets with which to purchase income producing securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon and deferred payment securities may be subject to greater fluctuation in value and may have less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

    FORWARD ROLL TRANSACTIONS. To seek to enhance current income, the Intermediate Fixed Income Portfolio may invest up to 10% of its net assets and the Global Fixed Income Portfolio may invest up to 5% of its total assets in forward roll transactions involving mortgage-backed securities. In a forward roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, such as repurchase agreements or other short-term securities, and the income from these investments, together with any additional fee income received on the sale and the amount gained by repurchasing the securities in the future at a lower price, will generate income and gain for the Portfolio which is intended to exceed the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. At the time that a Portfolio enters into a forward roll transaction, it will place cash or liquid assets in a segregated account that is marked to market daily having a value equal to the repurchase price (including accrued interest).

    LEVERAGE. The use of forward roll transactions involves leverage. Leverage allows any investment gains made with the additional monies received (in excess of the costs of the forward roll transaction), to increase the net asset value of a Portfolio's shares faster than would otherwise be the case. On the other hand, if the additional monies received are invested in ways that do not fully recover the costs of such transactions to a Portfolio, the net asset value of the Portfolio would fall faster than would otherwise be the case.

    STRUCTURED OR HYBRID NOTES. Certain Portfolios may invest in structured or hybrid notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows a Portfolio to gain exposure to the benchmark market while fixing the maximum loss that it may experience in the event that the market does not perform as expected. Depending on the terms of the note, a Portfolio may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Portfolio's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

    TAX-EXEMPT SECURITIES. The Intermediate Fixed Income Portfolio may invest up to 10% of its total assets in tax-exempt securities if the Sub-Adviser believes that tax-exempt securities will provide competitive returns.

    INVERSE FLOATING RATE SECURITIES. Certain Portfolios may invest in inverse floating rate securities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

    REPURCHASE AGREEMENTS. A repurchase agreement involves the sale of securities to a Portfolio with the concurrent agreement by the seller to repurchase the securities at the Portfolio's cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the purchaser's period of ownership. The result is a fixed rate of return insulated from market fluctuations during such period. Under the 1940 Act, repurchase agreements are considered loans by a Portfolio.

    The Portfolios will enter into such repurchase agreements only with United States banks having assets in excess of $100 million which are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the qualifications set from time to time by the Board of Directors. The term to maturity of a repurchase agreement normally will be no longer than a few days.

    The Intermediate Fixed Income Portfolio, the Mid Cap Equity Portfolio and the Global Fixed Income Portfolio may invest up to 5%, 10% and 25%, respectively, of net assets in repurchase agreements. Each of the Small Cap Equity and Large Cap Growth Portfolios may invest up to 15% of its assets in repurchase agreements. Certain other Portfolios of the Fund may invest in repurchase agreements as described elsewhere herein and in the SAI.

    STRATEGIC TRANSACTIONS. Certain Portfolios may, but are not required to, utilize various investment strategies to seek to hedge market risks (such as interest rates, currency exchange rates and broad or specific fixed income or equity market movements), to manage the effective maturity or duration of fixed income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Portfolios may change over time as new instruments and strategies are developed or regulatory changes occur.

    In the course of pursuing its investment objective, a Portfolio may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and to the extent a Portfolio invests in foreign securities, enter into currency transactions such as forward foreign currency exchange contracts, currency futures contracts, currency swaps and options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio resulting from securities markets, currency exchange rate or interest rate fluctuations, to seek to protect a Portfolio's unrealized gains in the value of portfolio securities, to facilitate the sale of such securities for investment purposes, to seek to manage the effective maturity or duration of a Portfolio's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved.

    The ability of a Portfolio to utilize Strategic Transactions successfully will depend on the Sub-Adviser's ability to predict pertinent market and interest rate movements, which cannot be assured. Each Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. A Portfolio's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

    Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent a Sub-Adviser's view as to certain market, interest rate or currency movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to a Portfolio, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell.

    The use of options and futures transactions entails certain other risks. Futures markets are highly volatile and the use of futures may increase the volatility of a Portfolio's net asset value. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. The writing of options could significantly increase a Portfolio's portfolio turnover rate and associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses. Losses resulting from the use of Strategic Transactions could reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized. Although the use of futures and options transactions for hedging and managing effective maturity and duration should tend to minimize the risk of loss due to a decline in the value of the position, at the same time, such transactions can limit any potential gain which might result from an increase in value of such position. The loss incurred by a Portfolio in writing options on futures and entering into futures transactions is potentially unlimited.

    The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.

    A Portfolio will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes. In calculating a Portfolio's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related position. See the SAI for further information regarding the use of Strategic Transactions.

    SHORT SALES. Certain Portfolios may engage in short sales and short sales against the box. In a short sale, a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. In a short sale against the box, a Portfolio either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the Portfolio delivers the security (or an identical security) to cover the short position. The Portfolio receives the net proceeds from the short sale. When a Portfolio enters into a short sale other than against the box, the Portfolio must first borrow the security to make delivery to the buyer and must place cash or liquid assets in a segregated account with the Fund's custodian that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of a Portfolio's net assets.

    LENDING PORTFOLIO SECURITIES. Certain Portfolios may lend their portfolio securities to qualified institutional investors such as brokers, dealers or other financial organizations. This practice permits a Portfolio to earn income, which, in turn, can be invested in additional securities to pursue its investment objective. Loans of securities by a Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities, marked-to-market on a daily basis. A Portfolio bears a risk of loss in the event that the other party to a securities lending transaction defaults on its obligations and the Portfolio is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Portfolio seeks to assert these rights, the risk of incurring expenses associated with asserting these rights, and the risk of losing all or a part of the income from the transaction.

    The market value of securities loaned by the Global Fixed Income Portfolio may not exceed 20% of the value of the Portfolio's total assets, with a 10% limit for any single borrower. Each Sub-Adviser, under the supervision of the Board of Directors of the Fund, monitors the creditworthiness of the parties to whom each Portfolio makes securities loans. (See "Investment Restrictions" in the SAI for a description of the limitations on lending with respect to the other Portfolios.)

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Certain Portfolios may invest in when-issued and delayed delivery securities. Although a Portfolio will generally purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, a Portfolio may dispose of these securities prior to settlement, if the Sub-Adviser deems it appropriate to do so. The payment obligation and interest rate on these securities is fixed at the time a Portfolio enters into the commitment, but no income will accrue to the Portfolio until they are delivered and paid for. Unless a Portfolio has entered into an offsetting agreement to sell the securities, cash or liquid assets equal to the amount of the Portfolio's commitment must be segregated and maintained with the Fund's custodian to secure the Portfolio's obligation and to partially offset the leverage inherent in these securities. The market value of the securities when they are delivered may be less than the amount paid by the Portfolio.

    The Intermediate Fixed Income Portfolio may invest up to 15% of its net assets in when-issued and delayed delivery securities. The Global Fixed Income Portfolio may invest up to 25% of its total assets in when-issued and delayed delivery securities.

    EMERGENCY BORROWING. Certain Portfolios will be permitted to borrow money up to one-third of the value of the Portfolio's total assets taken at current value but only from banks as a temporary measure for extraordinary or emergency purposes. Beyond 5% of a Portfolio's total assets (at current value), this borrowing may not be used for investment leverage to purchase securities.

    INVESTMENTS IN OTHER INVESTMENT COMPANIES. Certain Portfolios are permitted to invest in shares of other investment companies. A Portfolio may invest up to 10% of its total assets in shares of investment companies and up to 5% of its total assets in any one investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. Because certain emerging markets are closed to investment by foreigners, a Portfolio may invest in issuers in those markets primarily through specifically authorized investment funds. In addition, a Portfolio may invest in investment companies that are designed to replicate the composition and performance of a particular index. For example, Standard & Poor's Depositary Receipts ("SPDERS") are exchange-traded shares of a closed-end investment company designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. Another example is World Equity Benchmark Series ("WEBS") which are exchange traded shares of open-end investment companies designed to replicate the composition and performance of publicly traded issuers in particular countries. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

    The Growth & Income Portfolio may invest in shares of closed-end investment companies if bought in primary or secondary offerings with a fee or commission no greater than the customary broker's commission. Shares of such investment companies sometimes trade at a discount or premium in relation to their net asset value.

    REITS. Certain of the Portfolios may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation under the Code.

    MONEY MARKET INSTRUMENTS AND SHORT-TERM SECURITIES. Although the Mid Cap Equity Portfolio intends to stay invested in equity and equity-related securities to the extent practical in light of its investment objective, the Portfolio may, under normal market conditions, establish and maintain cash balances and may purchase money market instruments with maturities of less than one year and short-term interest-bearing fixed income securities with maturities of one to three years ("Short-Term Obligations") to maintain liquidity to meet redemptions.

    Money market instruments in which the Mid Cap Equity Portfolio invests will be rated at the time of purchase P-1 by Moody's or A-1 or Duff-1 by S&P, Duff and Fitch or, if unrated, determined by the Sub-Adviser to be of comparable quality. Money market instruments and Short-Term Obligations include obligations issued or guaranteed by the U.S. Government or any of its agencies and instrumentalities, U.S. and foreign commercial paper, bank obligations, repurchase agreements and other debt obligations of U.S. and foreign issuers. At least 95% of the Mid Cap Equity Portfolio's assets that are invested in Short-Term Obligations must be invested in obligations rated at the time of purchase Aaa, Aa, A or P-1 by Moody's or AAA, AA, A, A-1 or Duff-1 by S&P, Duff or Fitch or, if unrated, determined by the Sub-Adviser to be of comparable credit quality. Up to 5% of the Mid Cap Equity Portfolio's total assets invested in Short-Term Obligations may be invested in obligations rated Baa by Moody's or BBB by S&P, Duff or Fitch or, if unrated, determined by the Sub-Adviser to be of comparable credit quality.

    Securities rated within the top three investment grade ratings (i.e., Aaa, Aa, A or P-1 by Moody's or AAA, AA, A, A-1 or Duff-1 by S&P, Duff or Fitch) are generally regarded as high grade obligations. Securities rated Baa by Moody's or BBB by S&P, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. (See "Investment Risks--Risk Factors Applicable to High-Yield/High-Risk Debt Securities.")

    U.S. GOVERNMENT SECURITIES. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as GNMA), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as FNMA and FHLMC), or (d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently ("STRIPS").

    TEMPORARY DEFENSIVE INVESTMENTS. Each Portfolio may adopt a temporary defensive position during adverse market conditions by investing without limit in high quality money market instruments, including short-term U.S. Government securities, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper, floating-rate notes and repurchase agreements. To the extent a Portfolio is invested in temporary defensive instruments, it will not be pursuing its investment objective.

    PORTFOLIO DIVERSIFICATION AND CONCENTRATION. The Global Fixed Income Portfolio is non-diversified which means that it may invest more than 5% of its total assets in the securities of a single issuer. Investing a significant amount of the Portfolio's assets in the securities of a small number of foreign issuers will cause the Portfolio's net asset value to be more sensitive to events affecting those issuers. The Portfolio will not concentrate (invest 25% or more of its total assets) in the securities of issuers in any one industry. For purposes of this limitation, the staff of the Securities and Exchange Commission considers (a) all supranational organizations as a group to be a single industry and (b) each foreign government and its political subdivisions to be a single industry.

                                INVESTMENT RISKS

FOREIGN SECURITIES

    Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. Commissions may be higher and spreads may be greater on transactions in foreign securities than those for similar transactions in domestic markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

    Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investments in those countries.

INVESTING IN EMERGING MARKETS

    Certain Portfolios may invest in securities of issuers in emerging markets, including issuers in Asia, Eastern Europe, Latin and South America, the Mediterranean, Russia and Africa. Certain Portfolios may also invest in currencies of such countries and may engage in Strategic Transactions in the markets of such countries. Investments in securities of issuers in emerging markets may involve a high degree of risk and many may be considered speculative. Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities. Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Portfolio's investments and the availability to the Portfolio of additional investments in such emerging markets. The small size of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make a Portfolio's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

CURRENCY RISKS

    The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a Portfolio's assets quoted in those currencies. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. Some countries in emerging markets also may have managed currencies, which do not float freely against the U.S. dollar and may restrict the free conversion of their currencies into other currencies. Any devaluations in the currencies in which a Portfolio's securities are denominated may have a detrimental impact on the Portfolio's net asset value. A Portfolio may utilize various investment strategies to seek to minimize the currency risks described above. These strategies include the use of currency transactions such as currency forward and futures contracts, cross currency forward and futures contracts, currency swaps and options and cross currency options on currencies or currency futures.

DEBT SECURITIES

    Investments in debt securities are subject to certain risks including interest rate risk, default risk and call and extension risk.

    INTEREST RATE RISK. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline.

    The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

    DEFAULT RISK/CREDIT RISK. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations causing a Portfolio to sustain losses on such investments. A default could impact both interest and principal payments.

    CALL RISK AND EXTENSION RISK. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise a right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a Portfolio will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise a right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and a Portfolio will suffer from the inability to invest in higher yield securities.

RISK FACTORS APPLICABLE TO HIGH-YIELD/HIGH-RISK DEBT SECURITIES

    Certain Portfolios may invest in high-yield/high-risk debt securities. Lower rated bonds involve a higher degree of credit risk, the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Portfolio would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. More careful analysis of the financial condition of each issuer of lower grade securities is therefore necessary.

    During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

    The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or, in the case of corporate issuers, individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Since the last major economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings, so past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by adverse economic conditions. Adverse publicity and investor perceptions, as well as new or proposed laws, may also have a negative impact on the market for high-yield/high-risk bonds.

    Credit quality of high-yield/high risk securities (so-called "junk bonds") can change suddenly and unexpectedly and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield/high-risk security. For these reasons, it is the Portfolios' policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with each Sub-Adviser's own independent and ongoing review of credit quality.

COMMON STOCKS

    A Portfolio investing in common stocks is subject to market risk. Market risk is the possibility that stock prices in general will decline over short or even extended periods of time. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

    There is also the risk that a Portfolio's performance during a specific period may not meet or exceed that of the stock market as a whole.

COVERED CALL OPTIONS

    Certain Portfolios may engage in covered call options as described herein. Up to 25% of the Balanced Portfolio's total assets may be subject to covered call options. By writing covered call options, a Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio effects a closing purchase transaction. A closing purchase transaction cancels out a Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written.

    Upon the termination of a Portfolio's obligation under a covered call option other than through exercise of the option, the Portfolio will realize a short-term capital gain or loss. Any gain realized by a Portfolio from the exercise of an option will be short- or long-term depending on the period for which the stock was held. The writing of covered call options creates a straddle that is potentially subject to the straddle rules, which may override some of the foregoing rules and result in a deferral of some losses for tax purposes.

REPURCHASE AGREEMENTS

    The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, disposition of the underlying securities may be delayed pending court proceedings. Finally, it is possible that a Portfolio may not be able to perfect its interest in the underlying securities. While a Portfolio's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

                                  OTHER RISKS

RISK FACTORS APPLICABLE TO YEAR 2000 ISSUE

    Like other mutual funds, as well as other financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by the Adviser, the Sub-Advisers and other service providers, in performing their administrative functions do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Adviser and the Sub-Advisers are taking steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

                            INVESTMENT RESTRICTIONS

    The Portfolios are subject to certain investment restrictions relating to the investment of assets which are set forth in the SAI. Certain of these investment restrictions are deemed fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares).

                               PORTFOLIO TURNOVER

    Although the Portfolios do not purchase securities with a view to rapid turnover, each Portfolio's Sub-Adviser, in pursuit of each Portfolio's investment objective, will continuously monitor the Portfolio's investments and make changes to the Portfolio whenever changes in the markets, industry trends or the outlook for any portfolio security indicates to them that the objective could be better achieved by investment in another security, regardless of portfolio turnover. Portfolio turnover may increase as a result of large amounts of purchases and redemptions of shares of a Portfolio due to economic, market or other factors that are not within the control of the Portfolio's management.

    Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. It is expected that under normal market conditions, the annual portfolio turnover rate for each of the Portfolios will not exceed 100%. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Portfolios. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition, high rates of portfolio turnover may adversely affect each Portfolio's status as a "regulated investment company" ("RIC") under Section 851 of the Code.

                             MANAGEMENT OF THE FUND

    The management and affairs of the Fund are supervised by the Board of Directors under the laws of the State of Maryland. The Directors have approved agreements under which, as described below, certain companies provide essential management services to the Fund.

INVESTMENT ADVISER

    Investors Mark Advisors, LLC (the "Adviser"), 700 Karnes Boulevard, Kansas City, Missouri 64108, serves as the investment adviser of each Portfolio and, as such, provides each Portfolio with professional investment supervision and management pursuant to an Investment Advisory Agreement dated July 15, 1997. The Adviser, a Delaware limited liability company, is a wholly-owned subsidiary of Jones & Babson, Inc. ("Jones & Babson"). Jones & Babson is a wholly-owned subsidiary of Business Men's

Assurance Company of America ("BMA"). Assicurazioni Generali S.p.A., an insurance organization founded in 1831 based in Trieste, Italy, is the ultimate parent of BMA.

    The Adviser is newly formed and thus has no previous experience in advising a mutual fund. However, pursuant to a Services Agreement between the Adviser and Jones & Babson, personnel of Jones & Babson will provide the Adviser with experienced professional fund administration and portfolio accounting for which Jones & Babson will receive from the Adviser, as compensation for its services, an annual fee, payable monthly, equal to 0.06% of the average total net assets of the Fund. Jones & Babson, founded in 1960, serves as the investment manager of numerous other mutual funds.

    Under the Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each Portfolio of the Fund in a manner consistent with each Portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Fund and implement those decisions. The Investment Advisory Agreement also provides that the Adviser shall manage the Fund's business and affairs and shall provide such services required for effective administration of the Fund as are now provided by employees or other agents engaged by the Fund. The Investment Advisory Agreement further provides that the Adviser shall furnish the Fund with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Fund and furnish, without expense to the Fund, the services of such members of its organization as may be duly elected officers or Directors of the Fund. The Investment Advisory Agreement provides that the Adviser may retain sub-advisers, at the Adviser's own cost and expense, for the purpose of making investment recommendations and research information available to the Fund.

    As full compensation for its services under the Investment Advisory Agreement, the Fund pays the Adviser a monthly fee at the following annual rates shown in the table below based on the average daily net assets of each Portfolio.

                                                                                         ADVISORY FEE
                                                                                     (ANNUAL RATE BASED ON
                                                                                   AVERAGE DAILY NET ASSETS
PORTFOLIO                                                                             OF EACH PORTFOLIO)
--------------------------------------------------------------------------------  ---------------------------
Intermediate Fixed Income.......................................................                .60%
Mid Cap Equity..................................................................                .80%
Money Market....................................................................                .40%
Global Fixed Income.............................................................                .75%
Small Cap Equity................................................................                .95%
Large Cap Growth................................................................                .80%
Large Cap Value.................................................................                .80%
Growth & Income.................................................................                .80%
Balanced........................................................................                .80%

    The Adviser may enter into administrative services agreements with Participating Insurance Companies pursuant to which the Adviser will compensate such companies for administrative responsibilities relating to the Fund which are performed by such Participating Insurance Companies.

EXPENSE LIMITATION AGREEMENT

    In the interest of limiting expenses of the Portfolios, the Adviser has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"), with respect to each Portfolio, pursuant to which the Adviser has agreed to limit the expenses of the Portfolios to the extent necessary to limit the total annual operating expenses (expressed as a percentage of each Portfolio's average daily net assets) to not more than .90% of the average daily net assets of each of the Mid Cap Equity, Large Cap Growth, Large Cap Value, Growth & Income and Balanced Portfolios; to not more than .80% of the average daily net assets of the Intermediate Fixed Income Portfolio; to not more than
 .50% of the average daily net assets of the Money Market Portfolio; to not more than 1.00% of the average daily net assets of the Global Fixed Income Portfolio; and to not more than 1.05% of the average daily net assets of the Small Cap Equity Portfolio. This expense limitation may be modified or terminated in the discretion of the Adviser at any time without notice to shareholders after April 30, 1999. Reimbursement by the Portfolios of expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made at a later date when the Portfolios have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the Total Operating Expense percentages described above.

EXPENSES OF THE FUND

    The organizational expenses of the Fund will be paid by the Adviser and Jones & Babson.

SUB-ADVISERS

    In accordance with each Portfolio's investment objective and policies and under the supervision of the Adviser and the Fund's Board of Directors, each Sub-Adviser is responsible for the day-to-day investment management of the Portfolio(s) and for making investment decisions for the Portfolio(s) and placing orders on behalf of the Portfolio(s) to effect the investment decisions made as provided in separate Sub-Advisory Agreements among each Sub-Adviser, the Adviser and the Fund. The following organizations act as Sub-Advisers to the
Portfolios:

    STANDISH, AYER & WOOD, INC. ("Standish"), One Financial Center, Boston, Massachusetts 02111, is the Sub-Adviser for the Intermediate Fixed Income, Mid Cap Equity and Money Market Portfolios of the Fund. Standish is a Massachusetts corporation incorporated in 1933 and is a registered investment adviser under the Investment Advisers Act of 1940. Standish provides fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States and abroad. As of December 31, 1997, Standish managed approximately $39 billion of assets.

    The Intermediate Fixed Income Portfolio manager is Caleb F. Aldrich. Mr. Aldrich also manages the Standish Fixed Income Fund. During the past five years, Mr. Aldrich has served as a Managing Director and Vice President of Standish.

    The Mid Cap Equity Portfolio managers are Ralph S. Tate and David C. Cameron. Mr. Tate and Mr. Cameron also manage the Equity Portfolio of the Standish, Ayer & Wood Master Portfolio. During the past five years, Mr. Tate has served as a Managing Director of Standish (since 1995) and President of Standish International Management Company, L.P. ("SIMCO") (since 1996) and both Messrs. Tate and Cameron have served as a Director and Vice President of Standish and a Director of SIMCO (since 1995 for Mr. Cameron).

    The Money Market Portfolio manager is Jennifer A. Pline. Ms. Pline also manages the Standish Short-Term Asset Reserve Fund. During the past five years, Ms. Pline has served as a Vice President of Standish.

    Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to Standish, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the Intermediate Fixed Income, Mid Cap Equity and Money Market Portfolios, the following annual fees based on the average daily net assets of each Portfolio:

Intermediate Fixed Income Portfolio..................................        .20%
Mid Cap Equity Portfolio.............................................        .35%
Money Market Portfolio...............................................        .15%

    SIMCO, One Financial Center, Boston, Massachusetts 02111, is the Sub-Adviser for the Global Fixed Income Portfolio of the Fund. SIMCO is a Delaware limited partnership organized in 1991 and is a registered investment adviser under the Investment Advisers Act of 1940. The general partner of the Adviser is Standish which holds a 99.98% partnership interest. The limited partners, who each hold a

0.01% interest in SIMCO, are Walter M. Cabot, Sr., a Senior Adviser to SIMCO and Standish, and D. Barr Clayson, Chairman and Vice President of the Board of SIMCO and Director and Vice President of Standish. Ralph S. Tate, Managing Director of Standish, is President and a Director of SIMCO. Richard S. Wood, Vice President and a Managing Director of Standish, is the Executive Vice President of SIMCO. Standish and SIMCO provide fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States and abroad.

    The Global Fixed Income Portfolio manager is Richard S. Wood. Mr. Wood also manages the Standish International Fixed Income Fund and the Standish Global Fixed Income Portfolio. During the past five years, Mr. Wood has served as a Vice President and a Managing Director (since 1995) of Standish and Executive Vice President of SIMCO.

    Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to SIMCO, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the Global Fixed Income Portfolio, the following annual fee based on the average daily net assets of the Portfolio:

Global Fixed Income Portfolio........................................        .35%

    STEIN ROE & FARNHAM INCORPORATED ("Stein Roe"), One South Wacker Drive, Chicago, Illinois 60606, is the Sub-Adviser for the Large Cap Growth and Small Cap Equity Portfolios of the Fund. Stein Roe is registered as an investment adviser under the Investment Advisers Act of 1940. Stein Roe was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had advised and managed mutual funds since 1949. Stein Roe is a wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

    The Large Cap Growth Portfolio manager is Erik P. Gustafson. Mr. Gustafson also manages the Growth Stock Portfolio of SR&F Base Trust and had managed Stein Roe Growth Stock Fund since 1994. Mr. Gustafson is a senior vice president and senior portfolio manager with Stein Roe which he joined in 1992. From 1989 to 1992 he was an attorney with Fowler, White, Burnett, Hurley, Banick & Strickroot. He holds a B.A. from the University of Virginia (1985) and M.B.A. and J.D. degrees from Florida State University (1989). Mr. Gustafson was responsible for managing $1.8 billion in mutual fund net assets at December 31, 1997. David P. Brady is associate portfolio manager. Mr. Brady is a vice president of Stein Roe, which he joined in 1993, and was an equity investment analyst with State Farm Mutual Automobile Insurance Company from 1986 to 1993.

    The Small Cap Equity Portfolio managers are Richard B. Peterson and John S. McLandsborough. Mr. Peterson and Mr. McLandsborough also manage the Special Venture Portfolio of SR&F Base Trust. Mr. Peterson had been a co-portfolio manager of Special Fund since 1991 and of Special Venture Fund since its inception in 1994. Mr. Peterson is a senior vice president of the Sub-Adviser. Mr. Peterson, who began his investment career at Stein Roe & Farnham in 1965 after graduating with a B.A. from Carleton College (1962) and the Woodrow Wilson School at Princeton University (1964) with a Masters in Public Administration, rejoined Stein Roe in 1991 after 15 years of equity research and portfolio management experience with State Farm Investment Management Corp. As of December 31, 1997, Mr. Peterson was responsible for co-managing $475 million in mutual fund net assets. Prior to joining Stein Roe in April 1996, Mr. McLandsborough was an equity research analyst with CS First Boston from June 1994 until January 1996 and with National City Bank of Cleveland prior thereto. Mr. McLandsborough, a chartered financial analyst, earned a bachelor's degree in finance in 1989 from Miami University and a master's degree in 1992 from Indiana University.

    Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to Stein Roe, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the Large Cap

Growth and Small Cap Equity Portfolios, the following annual fees based on the average daily net assets of each Portfolio:

Large Cap Growth Portfolio...........................................        .45%
Small Cap Equity Portfolio...........................................        .55%

    DAVID L. BABSON & CO. INC. ("Babson"), One Memorial Drive, Cambridge, Massachusetts 02142-1300, is the Sub-Adviser for the Large Cap Value Portfolio of the Fund. Babson, a registered investment adviser under the Investment Advisers Act of 1940, is an indirect subsidiary of Massachusetts Mutual Life Insurance Company headquartered in Springfield, Massachusetts. Massachusetts Mutual Life Insurance Company is an insurance organization founded in 1851 and is considered to be a controlling person of Babson under the 1940 Act.

    The Large Cap Value Portfolio manager is Roland W. Whitridge. Mr. Whitridge also manages the Babson Value Fund and has done so since its inception in 1984. Mr. Whitridge, a Chartered Financial Analyst, joined Babson in 1974, and has over 30 years of investment management experience.

    Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to Babson, as full compensation for services rendered with respect to the Large Cap Value Portfolio, the following annual fees based on the average daily net assets of the Portfolio:

Large Cap Value           .45% of first $40 million
 Portfolio
                          .40% of average daily net assets over
                           and above $40 million

    LORD, ABBETT & CO. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203, is the Sub-Adviser for the Growth & Income Portfolio of the Fund. Lord Abbett, a registered investment adviser under the Investment Advisers Act of 1940, has been an investment manager for nearly 70 years. As of December 31, 1997, Lord Abbett managed approximately $25 billion in a family of mutual funds and other advisory accounts.

    The Growth & Income Portfolio manager is W. Thomas Hudson, Jr. Mr. Hudson has been employed by Lord Abbett since 1982. Mr. Hudson has been a portfolio manager since 1989 and became a Partner of Lord Abbett in 1997.

    Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to Lord Abbett, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the Growth & Income Portfolio, the following annual fee based on the average daily net assets of the Portfolio:

Growth & Income           .45% of first $40 million
 Portfolio                .40% of average daily net assets over
                          and above $40 million

    KORNITZER CAPITAL MANAGEMENT, INC. ("Kornitzer"), 7715 Shawnee Mission Parkway, Shawnee Mission, Kansas 66202, is the Sub-Adviser for the Balanced Portfolio of the Fund. Kornitzer, a registered investment adviser under the Investment Advisers Act of 1940, is an independent investment counseling firm founded in 1989. It serves a broad variety of individual, corporate and other institutional clients by maintaining an extensive research and analytical staff. Kornitzer is a closely held corporation and has limitations in the ownership of its stock designed to maintain control in those who are active in management. Owners of 5% or more of Kornitzer are John C. Kornitzer, Kent W. Gasaway, Willard R. Lynch, Thomas W. Laming and Susan Stack. Kornitzer manages over $1.3 billion including the Buffalo family of mutual funds.

    The Balanced Portfolio utilizes a team approach to both research and portfolio management.

    Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to Kornitzer, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the Balanced Portfolio, the following annual fee based on the average daily net assets of the Portfolio:

Balanced Portfolio        .40% of first $40 million
                          .35% of average daily net assets over
                           and above $40 million

SUB-ADVISORY FEE WAIVERS

    The Sub-Advisers have voluntarily agreed to waive their sub-advisory fees for a period of time to assist the Adviser in subsidizing Other Expenses.

                            PERFORMANCE ADVERTISING

    From time to time, each Portfolio may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. Yield refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

    The total return of each Portfolio refers to the average compounded rate of return on a hypothetical investment for designated time periods (including but not limited to the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

    Total returns quoted for a Portfolio include the effect of deducting the Portfolio's expenses, but may not include charges and expenses attributable to any particular Variable Contract. Accordingly, the prospectus of the sponsoring Participating Insurance Company separate account should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of a Portfolio's performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing a Portfolio's performance to that of other mutual funds.

    Each Portfolio may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.) or by financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs and other investment alternatives. Each Portfolio may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. Each Portfolio may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. Each Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

    Each Portfolio may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

PUBLIC FUND PERFORMANCE

    The Portfolios are newly organized and, therefore, have not yet established meaningful performance records. However, certain of the Portfolios have the same investment objectives and follow substantially the same investment strategies as certain public mutual funds ("public funds") whose shares are currently sold to the public and managed by the Sub-Advisers.

    Set forth below is the historical performance of each of the corresponding public funds. Investors should not consider the performance data of the public funds as an indication of the future performance of the Portfolios. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the corresponding public funds, and NOT THOSE TO BE PAID BY THE PORTFOLIOS. Purchasers should be aware that the total anticipated expenses of the Intermediate Fixed Income, Mid Cap Equity and Global Fixed Income Portfolios are materially higher than those of the corresponding public funds. The figures also do not reflect the deduction of any insurance fees or charges which are imposed by the Participating Insurance Company in connection with its sale of the VA Contracts and VLI Policies. Investors should refer to the separate account prospectuses describing the VA Contracts and VLI Policies. Any such fees and charges will have a detrimental effect on the performance of the Portfolios. Additionally, although it is anticipated that each Portfolio and its corresponding public fund will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of Portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. In addition, there are certain diversification requirements under Section 817 of the Code which the Portfolios intend to comply with which are not applicable with respect to public funds. (See "Internal Revenue Service Requirements.") The results shown reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the Portfolios to calculate their own performance.

    The following tables show average annualized total returns for the time periods shown for the public funds.

                                                                                                          10 YEARS OR
INTERMEDIATE FIXED INCOME PORTFOLIO                                            1 YEAR*     5 YEARS*    SINCE INCEPTION*
---------------------------------------------------------------------------  -----------  -----------  -----------------
Corresponding Series of the Public Fund

Standish, Ayer & Wood
 Investment Trust--Standish Fixed Income Fund                                     9.54%        8.35%           9.74%


                                                                                                          10 YEARS OR
MID CAP EQUITY PORTFOLIO                                                       1 YEAR*     5 YEARS*    SINCE INCEPTION*
---------------------------------------------------------------------------  -----------  -----------  -----------------
Corresponding Series of the Public Fund

Standish, Ayer & Wood
 Investment Trust--Standish Equity Fund                                          36.27%       22.55%          22.06%

                                                                                                          10 YEARS OR
GLOBAL FIXED INCOME PORTFOLIO                                                  1 YEAR*     5 YEARS*    SINCE INCEPTION*
---------------------------------------------------------------------------  -----------  -----------  -----------------
Corresponding Series of the Public Fund

Standish, Ayer & Wood
 Investment Trust--Standish Global Fixed Income Fund                             11.68%         N/A            8.50%

                                                                                                          10 YEARS OR
SMALL CAP EQUITY PORTFOLIO                                                     1 YEAR*     5 YEARS*    SINCE INCEPTION*
---------------------------------------------------------------------------  -----------  -----------  -----------------
Corresponding Series of the Public Fund

Stein Roe Investment Trust--Stein Roe Special Venture Fund                        9.67%         N/A           21.77%

                                                                                                          10 YEARS OR
LARGE CAP GROWTH PORTFOLIO                                                     1 YEAR*     5 YEARS*    SINCE INCEPTION*
---------------------------------------------------------------------------  -----------  -----------  -----------------
Corresponding Series of the Public Fund

Stein Roe Investment Trust--Stein Roe Growth Stock Fund                          31.62%       16.40%          16.61%

                                                                                                          10 YEARS OR
LARGE CAP VALUE PORTFOLIO                                                      1 YEAR*     5 YEARS*    SINCE INCEPTION*
---------------------------------------------------------------------------  -----------  -----------  -----------------
Corresponding Public Fund

Babson Value Fund, Inc.                                                          26.51%       20.89%          16.93%

                                                                                                          10 YEARS OR
BALANCED PORTFOLIO                                                             1 YEAR*     5 YEARS*    SINCE INCEPTION*
---------------------------------------------------------------------------  -----------  -----------  -----------------
Corresponding Public Fund

Buffalo Balanced Fund, Inc.                                                      15.09%         N/A           14.91%

------------------------

* Results shown are through the year ended December 31, 1997 for each public fund shown. The inception dates for each public fund with less than 10 years of performance history are June 2, 1991 for the Standish Equity Fund, January 3, 1994 for the Standish Global Fixed Income Fund, October 17, 1994 for the Stein Roe Special Venture Fund and August 12, 1994 for the Buffalo Balanced Fund, Inc.

CORRESPONDING PORTFOLIO PERFORMANCE

    The Growth & Income Portfolio is newly organized and, therefore, has not yet established a meaningful performance record. However, this Portfolio has the same investment objective and follows substantially the same investment strategies as a portfolio ("Corresponding Portfolio") of a mutual fund, managed by one of the Sub-Advisers whose shares are offered only (i) to life insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies and (ii) to tax-qualified pension and retirement plans.

    Set forth below is the historical performance of the Corresponding Portfolio. Investors should not consider the performance data of the Corresponding Portfolio as an indication of the future performance of the Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the Corresponding Portfolio, and NOT THOSE TO BE PAID BY THE PORTFOLIO. Purchasers should be aware that the total anticipated expenses of the Growth & Income Portfolio are materially higher than those of the Corresponding Portfolio. The figures also do not reflect the deduction of any insurance fees or charges which are imposed by the Participating Insurance Company in connection with its sale of the VA Contracts and VLI Policies. Investors should refer to the separate account prospectuses describing the VA Contracts and VLI Policies for information pertaining to these fees and charges. These fees and charges will have a detrimental effect on the performance of the Portfolio.

    Additionally, although it is anticipated that the Portfolio and its Corresponding Portfolio will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of Portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. The results shown reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the Portfolio to calculate its own performance.

    The following table shows average annualized total returns for the time periods shown for the Corresponding Portfolio.

                                                                                                          10 YEARS OR
GROWTH & INCOME PORTFOLIO                                                      1 YEAR*     5 YEARS*    SINCE INCEPTION*
---------------------------------------------------------------------------  -----------  -----------  -----------------
Corresponding Portfolio

Lord Abbett Series Fund, Inc.--Growth & Income Portfolio                         24.34%       17.87%          16.56%

------------------------

* Results shown are through the period ended December 31, 1997 for the Corresponding Portfolio. The inception date for the Corresponding Portfolio was December 11, 1989.

                           PURCHASES AND REDEMPTIONS

    Individual investors may not purchase or redeem shares of the Portfolios directly; shares may be purchased or redeemed only through VA Contracts and VLI Policies offered by separate accounts of Participating Insurance Companies. Please refer to the prospectus of the sponsoring Participating Insurance Company separate account for instructions on purchasing a VA Contract or VLI Policy and on how to select the Portfolios as investment options for a VA Contract or VLI Policy.

    PURCHASES. All investments in the Portfolios are credited to a Participating Insurance Company's separate account immediately upon acceptance of the investments by the Portfolios. Each Participating Insurance Company receives orders from its contract owners to purchase or redeem shares of each Portfolio on each day that the Portfolio calculates its net asset value (a "Business Day"). That night, all orders received by the Participating Insurance Company prior to the close of regular trading on the New York Stock Exchange Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on that Business Day are aggregated, and the Participating Insurance Company places a net purchase or redemption order for shares of the Portfolios during the morning of the next Business Day. These orders are executed at the net asset value (described below under "Net Asset Value") next computed after receipt of such order by the Participating Insurance Company.

    The Portfolios reserve the right to reject any specific purchase order. Purchase orders may be refused if, in the Adviser's opinion, they are of a size that would disrupt the management of the Portfolio. A Portfolio may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely effect the Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing VA Contract owners and VLI Policy owners would be permitted to continue to authorize investments in the Portfolios.

    REDEMPTIONS. Shares of a Portfolio may be redeemed on any Business Day. Redemption orders which are received by a Participating Insurance Company prior to the close of regular trading on the NYSE on any Business Day and transmitted to the Fund or its specified agent during the morning of the next Business Day will be processed at the next net asset value computed after receipt of such order by the Participating Insurance Company. Redemption proceeds will normally be wired to the Participating Insurance Company on the Business Day following receipt of the redemption order by the Participating Insurance Company, but in no event later than seven days after receipt of such order.

                                NET ASSET VALUE

    Each Portfolio calculates the net asset value of a share by dividing the total value of its assets, less liabilities, by the number of shares outstanding. Shares are valued as of the close of trading on the NYSE (currently 4:00 p.m., Eastern time). Portfolio securities listed on an exchange or quoted on a national market system are valued at the last sales price. Other securities are quoted at the mean between the most recent bid and asked prices. Short-term obligations, including all securities held in the Money Market Portfolio, are valued at amortized cost. Securities for which market quotations are not readily available and other assets held by the Fund, if any, are valued at their fair value as determined in good faith by the Board of Directors. See "Determination of Net Asset Value" in the SAI.

                    TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

TAXES

    For a discussion of the tax status of a VA Contract or VLI Policy, refer to the Participating Insurance Company separate account prospectus.

    Each Portfolio intends to qualify and elect to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Code. As such, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent such income and gains are distributed to the separate accounts of Participating Insurance Companies which hold its shares. Because shares of the Portfolios may be purchased only through VA Contracts and VLI Policies, it is anticipated that any income, dividends or capital gain distributions from the Portfolios are taxable, if at all, to the Participating Insurance Companies and will be exempt from current taxation of the VA Contract owner and VLI Policy owner if left to accumulate within the VA Contract or VLI Policy.

INTERNAL REVENUE SERVICE REQUIREMENTS

    The Portfolios intend to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of VA Contracts and VLI Policies. See the SAI for more specific information.

DIVIDENDS AND DISTRIBUTIONS

    Each of the Portfolios will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of such Portfolios unless an election is made on behalf of a separate account of a Participating Insurance Company to receive distributions in cash. Participating Insurance Companies will be informed at least annually about the amount and character of distributions from the Fund for federal income tax purposes.

                              GENERAL INFORMATION

THE FUND

    The Fund, an open-end management investment company, was incorporated in Maryland in 1997. All consideration received by the Fund for shares of any Portfolio and all assets of such Portfolio belong to that Portfolio and are subject to liabilities related thereto. The Fund reserves the right to create and issue shares of additional series.

    Each Portfolio of the Fund pays its respective expenses relating to its operation, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares of the Portfolio under federal securities laws, pricing and insurance expenses and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges and taxes.

THE TRANSFER AGENT

    Jones & Babson, Kansas City, Missouri serves as the transfer agent, dividend disbursing agent and shareholder servicing agent for the Fund under a transfer agent agreement with the Fund.

    From time to time, the Fund may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund.

These services may include, among other things, sub-accounting services, answering inquiries relating to the Fund, delivering, on behalf of the Fund, proxy statements, annual reports, updated Prospectuses, other communications regarding the Fund, and related services as the Fund or the beneficial owners may reasonably request.

THE DISTRIBUTOR

    Jones & Babson serves as principal underwriter of the Fund. Jones & Babson receives no compensation for serving in such capacity.

VOTING RIGHTS

    Each share held entitles the shareholder of record to one vote. Shareholders of each Portfolio will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all Portfolios of the Fund will be voted on only by shareholders of the affected Portfolios. Shareholders of all Portfolios of the Fund will vote together in matters affecting the Fund generally, such as the election of Directors or selection of accountants. As a Maryland corporation, the Fund is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Fund and for the election of Directors under certain circumstances. In addition, a Director may be removed by the remaining Directors or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Fund. In the event that such a meeting is requested, the Fund will provide appropriate assistance and information to the shareholders requesting the meeting. Under current law, a Participating Insurance Company is required to request voting instructions from VA Contract owners and VLI Policy owners and must vote all shares held in the separate account in proportion to the voting instructions received. For a more complete discussion of voting rights, refer to the Participating Insurance Company separate account prospectus.

    CONFLICTS OF INTEREST. Each Portfolio currently offers its shares to VA Contracts and VLI Policies offered through separate accounts of Participating Insurance Companies which may or may not be affiliated with each other. Due to differences of tax treatment and other considerations, the interests of VA Contract and VLI Policy owners participating in the Portfolios may conflict. The Board will monitor the Portfolios for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more Participating Insurance Company separate accounts to withdraw its investments in the Portfolios. As a result, the Portfolios may be forced to sell securities at disadvantageous prices and orderly portfolio management could be disrupted. In addition, the Board may refuse to sell shares of the Portfolios to any VA Contract or VLI Policy or may suspend or terminate the offering of shares of the Portfolios if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Portfolios.

CODE OF ETHICS

    To mitigate the possibility that a Portfolio will be adversely affected by personal trading of employees, the Fund, the Adviser and the Sub-Advisers have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions. These Codes comply, in all material respects, with the recommendations of the Investment Company Institute.

REPORTING

    The Fund issues unaudited financial information semi-annually, and audited financial statements annually for each Portfolio. The Fund also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

COUNSEL AND INDEPENDENT AUDITORS

    Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut, serves as counsel to the Fund. Ernst & Young, LLP, Kansas City, Missouri, serves as the independent auditors of the Fund.

CUSTODIANS

    UMB Bank, N.A., Kansas City, Missouri, serves as the custodian for the Small Cap Equity, Large Cap Growth, Large Cap Value, Growth & Income and Balanced Portfolios of the Fund. Investors Fiduciary Trust Company ("IFTC"), Kansas City, Missouri, serves as the custodian for the Intermediate Fixed Income, Mid Cap Equity, Money Market and Global Fixed Income Portfolios of the Fund. UMB Bank, N.A. and IFTC may be referred to collectively in this Prospectus and in the SAI as the "Custodian". The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

    IFTC also provides fund accounting services to the Portfolios for which it serves as Custodian.